                                                                Exhibit 10.7

                                LEASE AGREEMENT


         THIS AGREEMENT is made and entered into this 20th day of October, 1994, between BUSCH-PROVO, LTD., a Utah limited partnership, hereinafter referred to as "Lessor," and National Applied Computer Technologies, Inc., A Utah Corporation, hereinafter referred to as "Lessee."

         WHEREAS, Lessee desires to lease space at Lincoln Square, Orem, Utah;
and

         THEREFORE, the parties desire to enter into a lease agreement to define the rights of each pertaining to the lease of property;

         NOW THEREFORE, in consideration of the mutual covenants contained herein and other valuable and adequate consideration, the receipt of which is hereby acknowledged, the parties agree as follows;

         1. Lessor hereby leases to Lessee, and Lessee leases from Lessor, on the terms set forth herein, the real property described as a part of Lincoln Square with the particular property described as follows, the address hereby designated as 382 East 720 South, Suite 101, Orem, Utah, 84058 referred to herein as the "Premises" or the "Demised Premises."

         2. Lessee shall have possession of the Demised Premises for a term of Twenty Two (22) months, commencing December 1, 1994 and ending on October 31, 1996. In further consideration of the agreement of the Lessor to lease this additional space to Lessee, Lessee agrees that with respect to all lease agreements with Lessor specifically identified as (i) November 1, 1993, (ii) December 13, 1993 and (iii) October 20, 1994 (2 Leases), respectively hereinafter collectively referred to as "Leases", it is mutually agreed between Lessor and Lessee that Lessee shall be obligated to give Lessor not less than six (6) months written notice of Lessee election not to renew any of the Leases, notwithstanding anything to the contrary in the Leases, it is further agreed that the term of the Leases shall be extended for a term of six (6) months from the time of such notice and Lessee shall be required to pay rent on all of the Leases for not less than the greater of the remaining term of the Leases or six
(6) months following delivery to Lessor of any such notice.

         3. Lessee shall pay as rental the sum of $.681281 per square foot per month, based on the agreed square footage of 2,030, for a monthly rental of $1,383.00. Payable as follows: First month rental payments due at the commencement dates listed above. Monthly lease payments shall be paid on the first (1st) day of each calendar month in advance in lawful money of the United States, Lessor acknowledges receipt in advance of the first months rent. A payment of five (5) percent of the monthly rent or $150.00, whichever is greater, shall be added to any monthly payment received by the Lessor more than ten (10) days after said payment was due (late payments). Late payments shall accrue interest as shall unpaid utility and fee balances at the rate of four
(4) percent above prime rate per month until paid. The interest rate on unpaid balances shall not go below 10% or above 18%. Payments shall be delivered or mailed to Lessor at Carpenter & Associates Inc., 1345 East 3900 South, Suite 102, Salt Lake City, Utah, 84124, or such other address as Lessor may direct from time to time.

         4. Lessee shall pay Lessor a Security Deposit in the amount of $1400.00 with the first month rental payment. The Security Deposit shall be held by Lessor during the term of the Lease and upon termination the Security Deposit shall first apply to any unpaid utilities, fees and/or other expenses or damages for which the Lessee is responsible, the remaining portion of the Security Deposit shall be refunded to the Lessee after all amounts owing to Lessor have been satisfied. Lessor shall have the right but shall not be obligated to utilize all or any part of the Security Deposit as rent. Lessee acknowledges he has inspected the Demised Premises prior to occupancy and has inspected the condition of said Premises. Except as noted on exhibit A-1 "Condition of Premise," Lessee accepts the Demised Premises in its present condition. Lessee upon termination of this Lease Agreement for whatever reason agrees to return the Demised Premises to the Lessor in the same condition, reasonable wear and tear excepted.

         5. Lessee agrees to make, at its expense, necessary maintenance and repairs to keep the improvements constructed on the Premises in good condition and repair throughout the entire term of the lease. If, however, said maintenance and repairs result from deficiencies in the original installation and construction of the improvements, Lessor agrees to correct such deficiencies. Lessor shall maintain, at its expense, common areas and facilities unless otherwise provided herein, which shall include: (1) the foundations, columns, girders, beams, supports, main walls, roofs, decks, stairways, fire escapes, walks, and entrance and exits of all buildings; and
(2) yards, gardens, parking areas, and storage spaces. Lessor shall also maintain plumbing, mechanical (heating and air conditioning systems) and electrical systems.

         6. Lessee shall maintain, repair, or replace as applicable at its expense: broken windows, light covers, outlet and light switch covers, mirrors, excessive damage and wear to carpet, walls, ceilings, doors, cupboards and shelves, railings, bathroom fixtures, cabinets, and replacement of light bulbs and fluorescent lamps. Excessive damage as defined for purpose of this lease is damage or use incurred beyond normal wear and tear or damage caused by negligence or willful acts of commission or omission of Lessee, or Lessee's business invitees.

         7. Lessee shall not make or permit to be made any alterations, additions or improvements to the Premises or any part thereof without the written consent of Lessor. Any request for Lessor's consent shall be accompanied by plans and specifications showing in detail Lessee's proposed alterations, additions or improvements. Any alterations, additions or improvements to the Premises made by Lessee, except for removable trade fixtures, shall at once become a part of the realty and belong to Lessor. Lessee shall repair all damage caused by Lessee's removal of all trade fixtures. Lessee at the end of this Lease shall do restoration which restoration shall include but not limited to all holes in walls and other similar damage caused by the use and or removal of Lessee's property. Alterations, additions or improvements to the Premises by Lessee shall be made at Lessee's sole cost and expense. Lessee shall cause any permitted alterations, additions or improvements to be constructed in a good and workmanlike manner free of any liens for labor and materials and in strict accordance with the plans and specifications approved by Lessor. Lessee agrees to indemnify, hold Lessor harmless from and defend Lessor against any loss, liability, injury, mechanic's, materialman's or other liens resulting from such work, and shall cause any lien filed against the Premises or Lincoln Square to be cancelled and discharged of record.





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         8.      (a)      Lessee shall not do or permit anything to be done in
or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of, or adversely affect any fire or other insurance covering Lincoln Square.

                 (b) Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Premises or injure or annoy any of them, nor shall Lessee permit the Premises to be used for any immoral or unlawful purpose. Lessee shall not be the source of loud music, vibrations, odors, or other nuisances which are objectionable to Lessor, other occupants of the Premises or other occupants of adjacent buildings.

                 (c) Lessee shall not overload the floors nor permit or allow any waste, abuse, or destructive use of the Premises to occur.

                 (d) The plumbing facilities within the Premises shall not be used by Lessee for any other purpose than that for which they are constructed, and no other foreign substance of any kind shall be thrown therein. The expense of any breakage, stoppage or damage to such plumbing lines resulting from a violation of this provision shall be borne by Lessee.

                 (e) Lessee shall not, without Lessor's prior written consent, which shall not be unreasonably withheld, (i) make any changes to the exterior of the Premises or Common Areas, nor (ii) install any exterior lighting, canopies or awning, or any exterior decorations or paintings, nor
(iii) install any sign, window or door lettering, placards, decorations or advertisement of any type which can be viewed from the exterior of the Premises, nor (iv) place any object near exterior windows and doors which may appear unsightly from outside of the Premises. All signs, awnings, canopies, decorations, lettering or other items approved by Lessor and installed by Lessee shall be kept in good repair and in proper operating condition at all times, shall be removed at the termination of the Lease and any damage caused by such items or their removal shall be repaired at Lessee's expense. Any items installed or maintained in violation of this subparagraph may be promptly removed by Lessor at Lessee's expense. Use of the roof on the Premises is reserved to Lessor.

                 (f) Lessee shall not alter any lock nor install any new or additional locks or any bolts on any door of the Premises, without first obtaining Lessor's written consent, which shall not be unreasonably withheld.

                 (g) Lessee shall not install any telephone or other special utility lines within he Premises without first obtaining Lessor's written consent, which shall not be unreasonably withheld.

                 (h) Lessee shall not use the Premises in any way which will violate any law, statute, ordinance or governmental rule or regulation now in force or which may hereinafter be enacted or promulgated.

                 (i) Lessee shall securely close and lock all doors and windows in the Premises before leaving Premises each day and shall insure that all water faucets and water apparatus and other equipment under Lessee's control within the Premises are shut off so as to prevent any waste or damage.





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         9.      (a)    Lessor shall procure insurance coverage insuring Lessor
against loss of, or damage to, the Premises by reason of fire and other casualties. Such insurance shall be underwritten by a responsible insurance company qualified to do business in the State of Utah and shall be in the fact amount equal to at least 80% of the insurable value of the Premises, as determined by Lessor. Such insurance shall cover loss or damage by fire, and loss or damage arising out of the normal extended coverage perils which are windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, and smoke. Lessor shall also obtain extended coverage on the Premises insuring against loss or damage arising from vandalism and malicious mischief within the Premises. The proceeds of any such insurance in case of loss of or damage to the Premises, or to such boilers and machinery shall be paid to Lessor to be applied on account of the obligations of Lessor. Any proceeds not required for such purpose shall be the sole property of Lessor.

                 (b) Lessor and Lessee each agree to secure for themselves and keep in force from and after the date Lessor shall deliver possession of the Premises to Lessee and throughout the term of this Lease, comprehensive general liability insurance coverage against death, bodily or personal injury or property damage occurring within the Premises or the Common Areas. Such insurance as obtained by each party shall be in the combined single limit amount of $100,000. Lessee's liability insurance coverage shall include a contractual liability endorsement covering the indemnity for death, bodily injury to persons and damage to property and a personal injury endorsement covering such wrongful acts as false arrest, false imprisonment, malicious prosecution, libel and slander. Lessee shall also keep in force, at its sole cost and expense, fire and extended coverage insurance and insurance against water damage and against vandalism and malicious mischief covering Lessee's improvements, trade fixtures, furnishing, equipment and contents within the Premises in the full replacement value thereof. Such insurance shall name Lessor as an additional insured, shall be written as primary coverage, not contributing with and not in excess of coverage which Lessor may carry and shall be noncancellable except upon Lessor first receiving twenty (20) days advanced written notice from the insurance company.

                 (c) Each of the parties hereby waives any rights it may have against the other party on account of any loss or damage to its property (including the Premises, the contents of such, and property located on the Common Areas) which arises from any risk generally covered by fire and extended coverage insurance, whether or not such party may have been negligent or at fault in causing such loss or damage. Each of the parties shall obtain a clause or endorsement in the policies of such insurance obtained by it to the effect that the insurer waives, or is otherwise denied the right of subrogation against the other party for loss covered by such insurance.

         10. The general real estate taxes and assessment on Lincoln Square shall be paid by Lessor. Lessee shall pay all taxes and assessments on the personal property of Lessee contained within the Premises.

         11. All utilities shall be paid by Lessee, including natural gas, electricity, water, sewer and garbage. Lessee agrees and covenants to keep said payments of utilities, paid as they accrue and are billed to Lessee by Lessor each month for Lessee's share. Lessor will pay for snow removal and care of lawns, shrubs, and other common area expenses.





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
         12.     (a)      Lessee and all those claiming through or under Lessee
shall store their property in and shall occupy and use the Premises and the Common Areas solely at their own risk. Lessee and all those claiming through or under Lessee hereby release Lessor from all claims of every kind, including loss of life, personal or bodily injury, damage to merchandise, equipment, fixtures or other property, or damage to business (including business interruption) arising, directly or indirectly, out of or from or on account of such occupancy and use or resulting from any present or future condition or state of repair thereof, except to the extent directly caused by the negligence of Lessor.

                 (b) Except to the extent directly caused by the negligence of Lessor, Lessee hereby agrees to defend, indemnify and hold Lessor harmless from and against any and all claims, demands, fines, suits, actions, proceedings, orders, decrees, judgments and liabilities of every kind, and all reasonable expenses incurred in investigating and resisting the same (including reasonable attorneys' fees), resulting from or in connection with loss of life, bodily or personal injury or property damage (i) arising out of or on account of any occurrence in or on the Premises by Lessee, or (ii) occasioned wholly or in part through the use and occupancy of the Premises or any improvements therein or appurtenances thereto by Lessee, or (iii) occasioned by any act or omission or negligence of Lessee or any subtenant, concessionaire or licensee of Lessee, or their respective employees, agents or contractors, which occurs in the Premises or in the doorways thereof or in Common Areas, including those portions thereof owned, leased, subleased or controlled by others.

         13. Lessor and its authorized representatives shall have the right to enter upon the Premises at all reasonable times during normal business hours to inspect or exhibit the same to prospective purchasers, mortgagees and tenants, and to make such repairs, additions, alterations or improvements as Lessor may reasonably deem desirable, provided Lessor does not unreasonable interfere with Lessee's business operations. Lessor shall be allowed to take all material upon the Premises that may be reasonably required to accomplish the foregoing without the same constituting an actual or constructive eviction of Lessee and the rents reserved herein shall not abate while any such work herein described is in progress, provided Lessor does not unreasonably interfere with Lessee's business operations. Lessor shall have the right to enter at any time to remove items in violation or to otherwise prevent violations of Paragraph 7 of this Lease.

         14. The occurrence of any of the following shall constitute a material default and breach of this Lease by Lessee:

                 (a) Lessee fails to pay when due any rental or any other sum required to be paid hereunder and such failure is not cured within fifteen
(15) days following the date when due after written notice.

                 (b) Lessee abandons or vacates the Premises or violates the provisions dealing with Purpose or Assignment and Subletting.

                 (c) Lessee fails to observe and perform any other provision of this Lease to be observed or performed by Lessee, where such failure continues for fifteen (15) days after written notice is given to Lessee; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such fifteen day period, Lessee shall not be deemed to be in default if Lessee shall within such period commence such cure and thereafter diligently prosecute the same to completion.


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         15.     Upon the occurrence of any event of default described above,
Lessor shall have the option to take any or all of the following actions, without further notice or demand of any kind to Lessee, or to any other person:

                 (a) Lessor may re-enter and remove all persons and property from the Premises, storing such property in a public place or warehouse for the account of, and at the risk of Lessee, all without service of notice or resort to legal process and without being deemed guilty of, or liable in, trespass, forcible entry or damages resulting from such re-entry and removal. No such re-entry or taking possession of the Premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given by Lessor to Lessee. Lessor may sell such property in any reasonable manner and shall apply the proceeds thereof first against costs of moving and storage and then against any other obligation of Lessee.

                 (b) Lessor may, but shall have no obligation to relet the Premises or any portion thereof at any time or from time to time and for such term or terms and upon such conditions and at such rental as is reasonably prudent under the circumstances. If Lessor relets the Premises, or any portion thereof, such reletting shall not relieve Lessee of any obligation hereunder, except that Lessor shall apply the rent or other proceeds actually collected by it as a result of such reletting against the costs of removing Lessee and reletting the Premises and against those sums due from Lessee hereunder. Lessor shall not by any such reletting or any other act be deemed to have accepted any surrender by Lessee of the Premises, or any portion thereof, or be deemed to have otherwise terminated this Lease, unless Lessor shall have given Lessee express written notice of Lessor's election to do so.

                 (c) Lessor may collect by legal action or otherwise, without reletting the Premises, each installment of rent or other sum as it becomes due hereunder.

                 (d) Lessor may terminate this Lease by written notice to Lessee. In the event of such termination, Lessee agrees to immediately surrender possession of the Premises. Should Lessor terminate this Lease, it may recover from Lessee all damages Lessor may incur by reason of Lessee's breach, including the cost of recovering the Premises, reasonable attorneys' fees, and the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then-reasonable rental value of the Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Lessee to Lessor.

                 (e) The remedies given to Lessor in this paragraph shall be cumulative and shall be in addition and supplemental to all the rights and remedies which Lessor may have at equity or under the laws then in force.

         16. At the time of surrender, Lessee shall place the leased Premises in the same condition as when received, normal wear and tear excepted.

         17. Lessee shall not make any claim to the Demised Premises against the interest of Lessor, and if Lessee holds the Premises after termination of the agreement, a tenancy from month to month shall be created thereby upon the terms and conditions as set forth herein, and the acceptance of the rental by Lessor shall not extend the term of this agreement in any manner.






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
         18. Lessee may assign or sublet the entire Demised Premises or any portion thereof with the prior written consent of the Lessor. Lessor will not unreasonably withhold consent.

         19.     (a)    If the Premises or Lincoln Square is damaged as result
of flood, earthquake, nuclear radiation or contamination, act of war or other risk which is not covered by Lessor's insurance, or if the Premises or the Lincoln Square are damaged to the extent of fifty percent (50%) or more of their then replacement value, or if the repair of the Premises, or the Lincoln Square would require more than forty-five (45) days, Lessor shall either terminate this Lease upon written notice given to Lessee within fifteen (15) days following such casualty or commence as soon as is reasonably possible.

                 (b) In the event this Lease is not terminated and Lessor undertakes to repair any portion of the Premises, until such repair is complete, rent shall abate proportionately as to the portion of the Premises rendered untenable. Notwithstanding the foregoing, however, if the damage being repaired was caused by the negligence of Lessee or its employees, agents, licensees or concessionaires, there shall be no abatement of rent during the repair period.

                 (c) Unless this Lease is terminated, Lessee shall, at its expense, repair the fixtures and improvements installed by it within the Premises and repair or replace any of Lessee's furniture or equipment damaged by such casualty.

         20. If all or any part of the Premises or all or a material portion of the Common Areas shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or transfer in lieu thereof, either party hereto shall have the right, at its option, to terminate this Lease, and Lessor shall be entitled to any award, or other payment made in connection therewith, and Lessee shall have no claim against Lessor or the condemning entity for the value of any unexpired term of this Lease. If a part of the Premises shall be so taken or appropriated and neither party hereto shall elect to terminate this Lease, the rental thereafter to be paid shall be equitably reduced.

         21. In the event of a sale or conveyance by Lessor of Lincoln Square or any part thereof, the same shall operate to release Lessor from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Lessee, and in such event Lessee agrees to look solely to the successor-in-interest of Lessor for performance of such covenants and conditions. This Lease shall not be affected by any such sale, and Lessee agrees to recognize and attorn to Lessor's successor-in-interest as the landlord hereunder.

         22. The defaulting party shall pay all costs, including attorneys' fees, incurred by the non-defaulting party in enforcing the covenants and agreements to be kept and performed under the provisions of this Lease, whether or not legal action is commenced.

         23. From time to time after the Commencement Date and when requested by Lessor, Lessee shall execute and deliver to Lessor within fifteen
(15) days following such request a written certificate ratifying this Lease; the terms hereof, and other provisions usually found in such certificates.

         24. The waiver by Lessor of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition in the event of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

         25. All notices and demands which may or are required to be given by either party to the other under this Lease shall be delivered in person or sent by United States mail, postage prepaid, and shall be addressed to the last known principal place of business of the party to receive such notice. Any such notice or demand shall be deemed given on the date personally delivered, or on the date deposited in the United States mail, if properly addressed and stamped.

         26. The covenants and conditions herein contained shall, subject to the provisions of this Lease relating to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

         27. Lessee has deposited with Lessor a security deposit, receipt of which is hereby acknowledged, to secure the faithful performance by Lessee of all of the terms, covenants and conditions of this Lease to be kept and performed by Lessee during the term hereof. If Lessee defaults with respect to any provision of this Lease, Lessor may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any damages, or other sum in default, or for the payment of any other amount for losses which Lessor may suffer by reason of Lessee's default. If any portion of said deposit is so used or applied, Lessee shall, upon demand therefor, deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep such security deposit separate from its general funds, and Lessee shall not be entitled to interest on such deposit. If Lessee shall fully and faithfully comply with every provision of this Lease, the security deposit or any balance thereof shall be returned to Lessee following the expiration of the Lease term. In the event of an assignment of Lessor's interest in this Lease, Lessor shall transfer said deposit to Lessor's successor-in- interest and, upon notice to Lessee of such transfer, Lessor shall be relieved of any further liability for such deposit.

         28.     (a)    Lessee agrees that from time to time it shall, if so
requested by Lessor and if doing so will not materially and adversely affect Lessee's economic interests under this Lease or its use of the Premises, join with Lessor in amending the terms of this Lease so as to meet the reasonable needs or requirements of any lender who is considering furnishing, or who has furnished, any financing which is, or will be, secured by the Premises and the land underlying such.

                 (b) Lessee hereby subordinates its rights in this Lease to the lien of any mortgage or deed of trust of lien or other security interest resulting from any method of financing or refinancing which encumbers or is intended to encumber the Premises or the land underlying such and to all advances subsequently made upon the strength of such security. So long as Lessee is not in default under the terms of this Lease, however, this Lease shall remain in full force and effect for the full term hereof and shall not be terminated as a result of any foreclosure (or transfer in lieu thereof) of such mortgage or other security instrument to which Lessee has subordinated its rights pursuant to this Subparagraph.

         29. Lessee shall not cause or permit any Hazardous Substance to be used, stored, generated, or disposed of on or in the Premises by Lessee, Lessee's agents, employees, contractors or invitees, without first obtaining Lessor's written consent, which may be withheld at Lessor's sole and absolute discretion. If Hazardous Substances are used, stored, generated, or disposed of on or in the Premises, or if the Premises become contaminated in any manner for which Lessee is legally liable, Lessee shall indemnify, defend, and hold harmless the Lessor from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, a decrease in value of the Premises or the building(s) of which they are a part, damages because of adverse impact on marketing of the space, and any and all sums paid for settlement of claims, attorneys', consultant, and expert fees) arising during or after the Lease Term and arising as a result of such contamination by Lessee. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal or restoration mandated by a federal, state, or local agency or political subdivision. In addition, if Lessee causes or permits the present of any Hazardous Substance on the Premises and this results in contamination, Lessee shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the condition existing before the presence of any such Hazardous Substance on the Premises, provided, however, that Lessee shall first obtain Lessor's approval for any such remedial action.

         As used herein, "Hazardous Substance" means any substance which is toxic, ignitable, reactive, or corrosive and which is regulated by any local government, the State of Utah, or the United States government. "Hazardous Substance" includes any and all material or substances which are defined as "hazardous waste," "extremely hazardous waste," or a "hazardous substance," pursuant to state, federal, or local governmental law. "Hazardous Substance" includes but is not restricted to asbestos, polychlorinated biphenyls ("PCBs"), and petroleum.

         30.     (a)      This Lease and the attachments hereto constitute the
entire agreement between the parties. Any prior conversations or writings are merged herein and are extinguished. No subsequent amendment to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed.

                 (b) The invalidity of unenforceability of any provision hereof shall not affect or impair any other provision of this Lease.

         31. No payment by Lessee or receipt by Lessor of an amount less than is due hereunder shall be deemed to be other than payment toward or on account of the earliest portion of the amount then due, nor shall any endorsement or statement on any check or payment (or any letter accompanying any check or payment) be deemed an "accord and satisfaction" (or payment in full) and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such amount or pursue any other remedy provided herein.

         32. Each person executing this Lease individually and personally represents and warrants that he is duly authorized to execute and deliver the same on behalf of the entity for which he is signing (whether a corporation, general or limited partnership, or otherwise) and that this Lease is binding upon said entity in accordance with its terms.

         33. Any notice required by this Lease Agreement shall be given by delivery to the parties at the following addresses:

         Carpenter & Associates Inc.       N.A.C.T.
         1345 East 3900 South Suite 102    744 South 400 East
         Salt Lake City, Utah 84124        Orem, Utah 84058

         Such addresses shall remain in effect until changed in writing by either of the parties. Notices shall be deemed received either:

         (a)     Upon personal delivery.

         (b)     The facts.

         (c)     Three days after deposit in U.S. Mail postage prepaid.


         IN WITNESS WHEREOF, the parties have duly executed this Lease as of the day and year first above written.

LESSOR:                            LESSEE:
-------                            -------

BUSCH-PROVO LTD.,                  National Applied Computer Technologies, Inc.
a Utah limited partnership         A Utah Corporation


/s/ MARK B. HANSEN                  /s/ KYLE BOWEN LOVE
-------------------------------    -------------------------------
Mark B. Hansen, General Partner    Kyle Bowen Love, President


                                       10/21/94
-------------------------------    -------------------------------
Date                               Date









October 19, 1994

                                    ADDENDUM


         This ADDENDUM shall attach to and become part of the Lease dated October 20, 1994 by and between BUSCH PROVO, LTD., a Utah limited partnership, hereinafter referred to as "Lessor", and National Applied Computer Technology, A Utah Corporation Inc., hereinafter referred to as "Lessee".

         The following shall become incorporated into the Lease:

         1. Lessor shall do improvements to the Demised Premises as shown on attached Exhibit "A" which shall include but not limited to removal of walls, doors, along with the installation of doors, walls, and a window as shown in Exhibit "A".

         2.      Lessor shall paint and carpet the Demised Premises.

         All terms and conditions of the Lease not specifically modified by this ADDENDUM shall remain in full force and effect.


         IN WITNESS WHEREOF, the parties have duly executed this Lease as of the day and year first above written.


LESSOR:                             LESSEE:
-------                             -------

BUSCH-PROVO LTD.,                   National Applied Computer Technologies, Inc.
a Utah limited partnership          A Utah Corporation



                                    /s/ KYLE BOWEN LOVE
-------------------------------     -----------------------------
Mark B. Hansen, General Partner     Kyle Bowen Love, President


                                           10/21/94
-------------------------------     -----------------------------
Date                                Date





October 19, 1994



                                       21